Exhibit 10.8

ORDER *****
Litchfield Square • 13302 Ocean Highway Pawleys Island, South Carolina 29585 (843) 237-3326 • Fax (843) 237-3328 COASTAL Coastal Carolina Bank Mr. Mike Owens 2305 N. Oak Street Myrtle Beach, SC 29577	Date : 02/11/08 Req. Date: 02/11/08 Ship to/Remark Coastal Carolina Bank Mr. Mike Owens 2305 N. Oak Street Myrtle Beach, SC 29577 USA	No. : Page:	OAM08001 1

ITEM DESCRIPTION	ORDERED	UNIT	PRICE	EXTENDED
CARPET: Downstairs Carpet Upstairs Carpet (Quote includes all materials and labor for commercial carpet installation.)				8600.00 8950.00

WALLCOVERING MATERIALS: Commercial Wallcovering (yards) (Includes the following areas: - Teller Area and Behind Teller Area - Sitting Area in Main Lobby - Alcove on Main Floor - Entrance Foyer - Front and Rear Stairwells - Employee Breakroom - Upstairs Common Area - Loan Office Areas)				15365.00

WALLCOVERINGS LABOR: Wallpaper Installation (Includes labor to strip existing wallcoverings, prepare walls and Install new wallcoverings.)				9075.00

PLANTATION SHUTTERS: Custom Bass Wood Plantation Shutters (Includes plantation shutters and installation for the conference room,				7940.00

Sub Total	:
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Net To Pay	:

ORDER *****
Litchfield Square - 13302 Ocean Highway Pawleys Island, South Carolina 29585 (843) 237-3326 • Fax (843) 237-3328 COASTAL Coastal Carolina Bank Mr. Mike Owens 2305 N. Oak Street Myrtle Beach, SC 29577	Date : 02/11/08 Req. Date: 02/11/08 Ship to/Remark Coastal Carolina Bank Mr. Mike Owens 2305 N. Oak Street Myrtle Beach, SC 29577 USA	No. : OAM08001 Page: 2

ITEM DESCRIPTION	ORDERED	UNIT	PRICE	EXTENDED
the President’s office and the adjoining administrative office.)

WINDOW TREATMENTS ALLOWANCE: Custom Window Treatments Allowance (Includes materials, labor, hardware and installation to take down and replace select windows only.)				18000.00

LOBBY ELECTRONICS: 52” Sony Plasma LCD & HD TV TV Wall Mount Installation				2600.00 600.00

UPSTAIRS MARBLE REPAIR: Marble Slab to Cover Exposed Opening				1850.00

WOOD REPAIR & REFINISHING: Wood Repair & Refinishing Package (Includes labor and materials to:				7895.00

-      Clean and refinish handrails

-      Remove and repair rotten handrail area

-      Clean wood behind teller station

-      Repair manager office missing molding

-      Remove black paint in conference room

-      Repair molding in separate office)

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ORDER *****
Litchfield Square • 13302 Ocean Highway Pawleys Island, South Carolina 29585 (843) 237-3326 - Fax (843) 237-3328	Date : 02/11/08 Req. Date: 02/11/08	No. : Page:	OAM08001 3

COASTAL Coastal Carolina Bank Mr. Mike Owens 2305 N. Oak Street Myrtle Beach, SC 29577	Ship to/Remark Coastal Carolina Bank Mr. Mike Owens 2305 N. Oak Street Myrtle Beach, SC 29577 USA

ITEM DESCRIPTION	ORDERED	UNIT	PRICE	EXTENDED
LOBBY PLANTER: Fountain on Pedestal (Includes labor and materials to install power source, build support platform with access for maintenance, and install fountain.) NOTE: Drawings to be provided at a later date.				6800.00

FURNITURE & ACCESSORIES:
Decorative Furniture & Accessory Package (Includes provision of and installation of decorative furnishings & accessories for the following areas: - Front and Rear Entries - Main Lobby and Teller Area - All Private Offices - Employee Breakroom - Conference Room - Hallways and Sitting Areas These items would all be movable and usable at any future location.)				95000.00

ADDITIONAL NOTES: Design Time and Services at $125/hour per Designer - No Charge per Tweed McElveen

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Net To Pay

ORDER *****
Litchfield Square • 13302 Ocean Highway Pawleys Island, South Carolina 29585 (843) 237-3326 • Fax (843) 237-3328	Date : 02/11/08 Req. Date: 02/11/08	No. : OAM08001 Page: 4

COASTAL Coastal Carolina Bank Mr. Mike Owens 2305 N. Oak Street Myrtle Beach, SC 29577	Ship to/Remark Coastal Carolina Bank Mr. Mike Owens 2305 N. Oak Street Myrtle Beach, SC 29577 USA

ITEM DESCRIPTION	ORDERED	UNIT	PRICE	EXTENDED
Sales Tax 7% will be charged in final billing on materials only. Labor and installations charges are non-taxable.

Sub-Total	:	182675.00
Tax	:	0.00
Total	:	182675.00

Net To Pay		182675.00